Exhibit 99.1

Verde Clean Fuels, Inc. Reports 2023 Results

Houston, TX, March 28, 2024 - Verde Clean Fuels, Inc. (“Verde” or the “Company”) (Nasdaq: VGAS), a renewable energy company focused on the development of commercial production plants to convert syngas derived from diverse feedstocks into gasoline, today reported full year 2023 GAAP diluted net loss per share of $(0.45). The full year net loss consists of ongoing general and administrative and research and development expenses related to the Company’s continuing focus on development of its first commercial facility based on Verde’s proprietary STG+® technology which is designed to produce gasoline utilizing either stranded natural gas or waste feedstocks.

Business Update Highlights Through March 28, 2024

●	Verde and Cottonmouth Ventures announced the execution of a Joint Development Agreement for the first deployment of Verde’s STG+ technology in the Permian Basin. On February 13, 2024, Verde and Cottonmouth Ventures, a subsidiary of Diamondback Energy (NASDAQ: FANG), announced the execution of a joint development agreement (“JDA”) for the proposed development, construction, and operation of a facility to produce commodity-grade gasoline utilizing associated natural gas feedstock supplied from Diamondback’s operations in the Permian Basin. The expectation for the project is to produce approximately 3,000 barrels per day of fully-refined gasoline utilizing Verde’s patented STG+ process. By consuming natural gas in the pipeline-constrained Permian Basin as feedstock, the proposed project could demonstrate the ability to mitigate the flaring of up to 34 million cubic feet of natural gas per day, while also producing a high-value, salable product. The JDA provides a pathway forward for the parties to reach final definitive documents and final investment decision (“FID”). The JDA frames the contracts contemplated to be entered into between the parties, including an operating agreement, ground lease agreement, construction agreement, license agreement and financing agreements as well as conditions precedent to close such FID.

●	Verde is continuing the selection process for FEED/EPC services for the Cottonmouth Ventures Permian Basin project. Verde is proceeding with selection of a front end engineering and design (“FEED”) partner and an engineering, procurement, and construction (“EPC”) partner. With the execution of the Cottonmouth Ventures JDA, Verde expects to finalize its partner selections soon.

●	Verde is in preliminary discussions with various potential offtake parties of carbon credits and gasoline. Verde is in preliminary discussions with various parties with respect to long-term offtake arrangements for the purchase of D3 RINs, LCFS Credits, and gasoline produced by our facilities. Such a potential arrangement would help manage price risk associated with these commodities and would support project finance requirements.

VERDE CLEAN FUELS, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	For The Year Ended December 31,
	2023	2022
General and administrative expenses	$11,515,192	$4,514,994
Contingent consideration	(1,299,000)	(7,551,000)
Research and development expenses	329,194	316,712
Total Operating loss (income)	10,545,386	(2,719,294)

Other (income)	(447,074)	-
Interest expense	236,699	-
Loss (income) before income taxes	10,335,011	(2,719,294)
Provision for income taxes	166,265	-
Net (loss) income	$(10,501,276)	$2,719,294
Net (loss) attributable to noncontrolling interest	(7,757,688)	-
Net (loss) income attributable to Verde Clean Fuels, Inc.	$(2,743,588)	$2,719,294

Earnings per share
Weighted average Class A common stock outstanding, basic and diluted	6,140,529	N/A
Loss per Share of Class A common stock	$(0.45)	N/A

VERDE CLEAN FUELS, INC.

CONSOLIDATED BALANCE SHEETS

(Unaudited)

	As of December 31,
	2023	2022
Current assets:
Cash and cash equivalents	$28,779,177	$463,475
Restricted cash	100,000	-
Prepaid expenses	373,324	113,676
Deferred transaction costs	-	3,258,880
Deferred financing costs	-	6,277
Total current assets	29,252,501	3,842,308

Non-current assets:
Security deposits	160,669	258,000
Property, plant and equipment, net	62,505	7,414
Operating lease right-of-use assets, net	524,813	323,170
Intellectual patented technology	1,925,151	1,925,151
Total non-current assets	2,673,138	2,513,735
Total assets	$31,925,639	$6,356,043

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$184,343	$2,857,223
Accrued liabilities	1,976,812	762,119
Operating lease liabilities - current portion	297,380	237,970
Notes payable - insurance premium financing	-	11,166
Total current liabilities	2,458,535	3,868,478

Non-current liabilities:
Contingent consideration	`-	1,299,000
Promissory note – related party	409,612	-
Operating lease liabilities	232,162	85,200
Total non-current liabilities	641,774	1,384,200
Total liabilities	3,100,309	5,252,678

Stockholders’ equity
Intermediate Member’s Equity	-	12,775,901
Class A common stock, par value $0.0001 per share, 9,387,836 issued and outstanding as of December 31, 2023	939	-
Class C common stock, par value $0.0001 per share, 22,500,000 issued and outstanding as of December 31, 2023	2,250	-
Additional paid in capital	35,014,836	-
Accumulated deficit	(23,922,730)	(11,672,536)
Noncontrolling interest	17,730,035	-
Total stockholders’ equity	28,825,330	1,103,365

Total liabilities and stockholders’ equity	$31,925,639	$6,356,043

About Verde Clean Fuels, Inc.

Verde Clean Fuels, Inc. is a renewable energy company focused on the development of commercial production plants to convert syngas, derived from diverse feedstocks including biomass or stranded or flared natural gas into gasoline through its innovative and proprietary liquid fuels technology, the STG+® process. Through its STG+® process, Verde converts syngas into fully finished fuels that require no additional refining, such as Reformulated Blend-stock for Oxygenate Blending (“RBOB”) gasoline. To learn more, please visit www.verdecleanfuels.com.

Investor Contact:

Caldwell Bailey (ICR)

verdeIR@icrinc.com

Forward-Looking Statements

The information included herein and in any oral statements made in connection herewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included herein, regarding Verde’s expectations and any future financial performance, as well as Verde’s strategy, future operations, financial position, prospects, plans and objectives of management are forward-looking statements. When used herein, including any oral statements made in connection herewith, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” “preliminary discussions,” “potential,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on Verde management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Verde disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. Verde cautions you that these forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Verde. These risks include, but are not limited to: general economic, financial, legal, political and business conditions and changes in domestic and foreign markets; the failure to realize the anticipated benefits of a particular transaction; the risks related to the growth of Verde’s business and the timing of expected business milestones; the ability of Verde to obtain financing in connection with a particular transaction or in the future; and the effects of competition on Verde’s future business. Should one or more of the risks or uncertainties described herein and in any oral statements made in connection therewith occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. There may be additional risks that Verde presently do not know or that Verde currently believe are immaterial that could cause actual results to differ from those contained in the forward-looking statements. Additional information concerning these and other factors that may impact Verde’s expectations and projections can be found in Verde’s filings with the Securities and Exchange Commission (the “SEC”). Verde’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

Source: Verde Clean Fuels, Inc.

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